UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2015

TRAVELCENTERS OF AMERICA LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33274	20-5701514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of principal executive offices)	(Zip Code)

440-808-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The disclosure under Item 2.01 of this Current Report on Form 8-K, or this Current Report, is incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As previously reported in our Current Report on Form 8-K dated June 1, 2015, or the June 1 Form 8-K, our Current Report on Form 8-K dated June 9, 2015, or the June 9 Form 8-K, and our Current Report on Form 8-K dated June 16, 2015, or the June 16 Form 8-K, which Current Reports are incorporated herein by reference, on June 1, 2015, TravelCenters of America LLC, or the Company, and three of its subsidiaries, which subsidiaries we refer to collectively with the Company as we, our, us, or TA, entered a Transaction Agreement, or the Transaction Agreement, with our principal landlord, Hospitality Properties Trust, and four of its subsidiaries, which we refer to collectively as HPT, under which, among other things, HPT agreed to purchase from us for $279.4 million 14 travel centers we owned and certain assets we owned at 11 properties we currently lease from HPT, which properties HPT agreed to lease back to us. Defined terms used, but not defined, in this Current Report have the meanings ascribed to such terms in the June 9 Form 8-K or the June 16 Form 8-K, as applicable.

On June 23, 2015, we completed the third closing of the transactions contemplated by the Transaction Agreement, which we refer to herein as the Third Closing, as follows:

•                  Our subsidiary, TA Operating LLC, or TA Operating, entered into two sales agreements with HPT, or the June 23 Sales Agreements, pursuant to which HPT purchased for approximately $20.1 million in aggregate one travel center we owned and certain assets we owned at another travel center that we lease from HPT under the New Lease No. 4 and HPT leased back the travel center and assets to us under the New Lease No. 2 and New Lease No. 4, respectively. Our annual rent increased by $1.7 million as a result of the sale and leaseback of the travel center and assets completed on June 23, 2015, which amount is reflected in the minimum annual rent amount under the New Lease No. 2 and New Lease No. 4 noted below.

•                  In connection with the June 23 Sales Agreements, TA Operating entered into second amendments to the New Lease No. 2 and New Lease No. 4 to add the travel center and assets, respectively, sold to HPT on June 23, 2015.  Minimum annual rent under each of the New Lease No. 2 and New Lease No. 4, each as amended, is now approximately $42.9 and $42.5 million, respectively, in the aggregate for each lease, subject to future adjustment if we complete the remaining transactions contemplated under the Transaction Agreement and if HPT purchases from TA capital improvements made to the leased travel centers.

Pursuant to the Transaction Agreement, TA has elected to postpone beyond June 30, 2015, but not later than December 31, 2015, the sale to HPT of two other travel centers and the assets at one other property for $51.5 million in the aggregate.

The foregoing descriptions of the June 23 Sales Agreements and the second amendments to the New Leases, which we refer to collectively as the Third Closing Agreements, the New Leases, the Transaction Agreement and the related transactions are not complete and are qualified in their entirety by reference to the full text of the Third Closing Agreements, the Second Closing Agreements, as described and defined in the June 16 Form 8-K, the New Leases, the Transaction Agreement and the forms of the other related agreements, all of which are filed as exhibits to this Form 8-K, the June 16 Form 8-K, the June 9 Form 8-K or the June 1 Form 8-K and are incorporated by reference herein.

Information Regarding Certain Relationships

The information under “Information Regarding Certain Relationships” in the June 9 Form 8-K is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 2.01 of this Current Report is incorporated herein by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE, UNDER OUR TRANSACTION AGREEMENT WITH HPT, IN ADDITION TO THE TRANSACTIONS THAT HAVE ALREADY BEEN COMPLETED PURSUANT TO THE TRANSACTION AGREEMENT, WE AGREED TO SELL TO, AND LEASE BACK FROM, HPT ADDITIONAL TRAVEL CENTERS AND CERTAIN ASSETS. THESE SEVERAL AGREEMENTS CREATE SEPARATE CONTRACTUAL OBLIGATIONS. THE SEVERAL OBLIGATIONS ARE SUBJECT TO VARIOUS TERMS AND CONDITIONS TYPICAL OF LARGE, COMPLEX REAL ESTATE TRANSACTIONS. SOME OF THESE TERMS AND CONDITIONS MAY NOT BE SATISFIED AND, AS A RESULT, SOME OF THESE TRANSACTIONS MAY BE DELAYED, MAY NOT OCCUR OR THE TERMS MAY CHANGE.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1                        Second Amendment to Amended and Restated Lease Agreement No. 2, dated June 23, 2015, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)

10.2                        Second Amendment to Amended and Restated Lease Agreement No. 4, dated June 23, 2015, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)

10.3                        Sales Agreement, dated June 23, 2015, between HPT TA Properties Trust and TA Operating LLC (filed herewith)

10.4                        Sales Agreement, dated June 23, 2015, between HPT TA Properties Trust and TA Operating LLC (filed herewith)

10.5                        Transaction Agreement, dated June 1, 2015, by and among Hospitality Properties Trust, HPT TA Properties Trust, HPT TA Properties LLC, HPT PSC Properties Trust, HPT PSC Properties LLC, TravelCenters of America LLC, TravelCenters of America Holding Company LLC, TA Leasing LLC, and TA Operating LLC (incorporated by reference to Exhibit 10.1 to our Current Report on 8-K dated June 1, 2015)

99.1                        Pro Forma Financial Statements (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

Date: June 24, 2015	By:	/s/ Andrew J. Rebholz
Andrew J. Rebholz
Executive Vice President, Chief Financial Officer and Treasurer